SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Aggressive Growth Fund

                The Board of Trustees of the Evergreen funds, at a meeting held on May 13, 2006, approved a proposal to reorganize Evergreen Aggressive Growth Fund (“Aggressive Growth Fund”) into Evergreen Omega Fund (“Omega Fund”) and have submitted that proposal for the approval of Aggressive Growth Fund's shareholders.  If the shareholders of Aggressive Growth Fund approve the proposal, all of the assets of Aggressive Growth Fund will be transferred to Omega Fund and shareholders of Aggressive Growth Fund will receive shares of Omega Fund in exchange for their Aggressive Growth Fund shares.  Shareholders of record of Aggressive Growth Fund as of May 31, 2006, are entitled to vote on the proposal at a special meeting of shareholders to be held on August 21, 2006.  If approved, the reorganization is proposed to take place on or about August 28, 2006.  Shareholders of Aggressive Growth Fund will be mailed information detailing the proposal on or about June 30, 2006.

II.            Evergreen Omega Fund (the "Fund")

                The Board of Trustees of the Fund, at a meeting held on May 13, 2006, approved a proposal to reduce the advisory fees of the Fund.  These changes will become effective June 1, 2006. The table entitled “Annual Fund Operating Expenses” under the section entitled “FEES AND EXPENSES” in the Fund’s prospectus is revised to reflect these changes as follows:

	Class A	Class B	Class C	Class I	Class R
Management Fees(4)	0.50%	0.50%	0.50%	0.50%	0.50%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%	0.50%
Other Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses(4)	1.43%	2.13%	2.13%	1.13%	1.63%

4 Restated to reflect current fees.

                The table entitled “Example of Fund Expenses” in the section of the Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

Assuming Redemption At End of Period

Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class R	Class B	Class C
1 year	$712	$716	$316	$115	$166	$216	$216
3 years	$1,001	$967	$667	$359	$514	$667	$667
5 years	$1,312	$1,344	$1,144	$622	$887	$1,144	$1,144
10 years	$2,190	$2,284	$2,462	$1,375	$1,933	$2,284	$2,462

In conjunction with the advisory fee change, the following section of the Fund's Statement of Additional Information is revised as follows:

EXPENSES – Advisory Fees

EIMC is entitled to receive from Omega Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

May 15, 2006                                                                                                                                                    (5/06)